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Exhibit 10.39

                               FREDERICK R. ADLER
                             1620 SOUTH OCEAN BLVD.
                              PALM BEACH, FL 33480


                                                               February 14, 2001


Via Fax and Registered Mail
---------------------------

Mr. Warren R. Nelson
Mr. Arthur J. DeAngelis
Ms. Norma Karter
c/o Shells Seafood Restaurants, Inc.
16313 N. Dale Mabry Highway, Suite 100
Tampa, Florida 33618

Dear Warren, Art and Norma,

         As you know, we are currently contemplating bringing in a new CEO to the Company. As a result, the Board has decided, until further notice, not to renew or extend any existing employment contracts between the Company and any of its employees. This letter will serve as notice to you of the Company's intention not to renew or extend your employment agreement with the Company.


                                       Very truly yours,


                                       /s/ FREDERICK R. ADLER
                                       -----------------------------------------
                                       Frederick R. Adler
                                       Chairman of the Board Directors